CAMPELLO BANCORP, INC.

                                                                     Exhibit 32

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

David W. Curtis, President and Chief Executive Officer, and Dennis P. Jones, Senior Vice-President and Chief Financial Officer, of Campello Bancorp, Inc. (Company) each certify in his capacity as an officer of the Company that he has reviewed the Quarterly Report of the Company on Form 10-Q for the three months ended July 31, 2009 (Report) and that to the best of his knowledge:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


                                              By:/s/ David W. Curtis
                                                 -------------------
                                                 David W. Curtis
                                                 President and Chief
                                                 Executive Officer




                                              By:/s/ Dennis P. Jones
                                                 -------------------
                                                 Dennis P. Jones
                                                 Senior Vice-President
                                                 and Chief Financial
                                                 Officer




Date:  September 16, 2009

                                       8